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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                December 3, 1999



                                      DQE, Inc.
                                      ---------
             (Exact name of registrant as specified in its charter)



        Pennsylvania                     1-10290                 25-1598483
        ------------                     -------                 ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                    Cherrington Corporate Center, Suite 100
         500 Cherrington Parkway, Coraopolis, Pennsylvania  15108-3184
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 262-4700



                                      N/A
         (Former name or former address, if changed since last report.)
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Item 1.  Not applicable.


Item 2.  Acquisition or Disposition of Assets

     On December 3, 1999, Duquesne Light Company (a wholly owned subsidiary of DQE, Inc.) completed the exchange of its partial interests in five power plants for three wholly owned power plants of subsidiaries of FirstEnergy Corp. Duquesne Light Company received three fossil-powered plants (located in Avon Lake and Niles, Ohio, and in New Castle, Pennsylvania) having an aggregate net demonstrated capacity of 1,323 megawatts. The ownership interests transferred by Duquesne Light Company include the nuclear-powered Beaver Valley, Pennsylvania and Perry, Ohio plants, and the fossil-powered Bruce Mansfield, Pennsylvania and Sammis and Eastlake, Ohio plants, having an aggregate net demonstrated capacity of 1,400 megawatts.

     Duquesne Light Company will incorporate its three newly-acquired plants into the generation assets (totaling 2,614 megawatts) it intends to sell to Orion Power Holdings, Inc., as reported in DQE, Inc.'s Form 8-K filed with the Securities and Exchange Commission on September 29, 1999. Such sale is expected to be completed in the second quarter of 2000.


Items 3-6.  Not applicable.


Item 7.  Exhibits.

     2.1 Generation Exchange Agreement, dated as of March 25, 1999, by and between Duquesne Light Company, on the one hand, and The Cleveland Electric Illuminating Company, Ohio Edison Company and Pennsylvania Power Company on the other, previously filed as Exhibit 2.1 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on March 26, 1999, and incorporated herein by reference.

     2.2 Nuclear Generation Conveyance Agreement, dated as of March 25, 1999, by and between Duquesne Light Company, on the one hand, and Pennsylvania Power Company and The Cleveland Electric Illuminating Company, on the other, previously filed as Exhibit 2.2 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on March 26, 1999, and incorporated herein by reference.


Items 8-9.  Not applicable.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                         DQE, Inc.
                                                    -----------------
                                                       (Registrant)



Date     December 20, 1999              /s/Morgan K. O'Brien
         -----------------           -----------------------------
                                              (Signature)
                                           Morgan K. O'Brien
                                 Vice President - Corporate Development